SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                January 29, 1998



                                XIOX CORPORATION

             (Exact name of registrant as specified in its charter)

   577 Airport Boulevard, Suite 700, Burlingame, California         94010
         (Address of principal executive offices)                 (Zip Code)





       Registrant's telephone number, including area code: (650) 375-8188

Delaware                                0-15797                 95-3824750
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
    of incorporation)                                      Identification Number






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ITEM 5.   Other Events

          Xiox Corporation ("Xiox") has resolved a patent interference proceeding declared by the U.S. Patent and Trademark Office concerning patent claims which cover a technique for detecting telephone toll fraud. The interference involved a patent application owned by Xiox and a patent application and patent owned by Coral Systems, Inc. ("Coral"). In connection with the resolution of the interference, Coral agreed to pay Xiox $425,000 and Xiox granted Coral and Lightbridge, Inc., Coral's Parent, a nonexclusive, fully paid-up license to patents issuing on the Xiox patent application.




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                                   Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                                     XIOX CORPORATION


January 29, 1998                               By  /s/ Melanie D. Reid
                                                  ------------------------------


                                                       Melanie D. Reid
                                                  Vice President Finance and
                                                   Chief Financial Officer


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